                                                                    Exhibit 99.2

UNAUDITED INTERIM RESULTS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998

SEDGWICK GROUP PLC
UNAUDITED CONSOLIDATED STATEMENTS OF INCOME

Nine months ended September 30, 1998

                                           BEFORE  EXCEPTIONAL
                                      EXCEPTIONAL      ITEMS       TOTAL                   TOTAL
                                            ITEMS   (NOTE 2)        1998        1997        1998
                                      -----------  -----------  --------    --------      ------
                                         (pound)m   (pound)m    (pound)m    (pound)m      US $M*
REVENUE

Brokerage and Fees....................      694.2           -      694.2       677.2     1,145.4
Interest and investment income........       34.1           -       34.1        31.9        56.3
                                           ------      ------     ------      ------    --------
                                            728.3           -      728.3       709.1     1,201.7
EXPENSES..............................     (712.2)     (121.4)    (833.6)     (623.5)   (1,375.4)
                                           ------      ------     ------      ------    --------
Operating profit/(loss)...............       16.1      (121.4)    (105.3)       85.6      (173.7)
Share of profits of associated

Undertakings..........................        3.5           -        3.5         3.1         5.8
Interest payable......................       (8.4)          -       (8.4)       (7.0)      (13.9)
Profit on disposal of businesses......          -         9.4        9.4           -        15.5
Cessation of insurance underwriting...          -           -          -         0.3           -
                                           ------      ------     ------      ------    --------
PROFIT/(LOSS) BEFORE TAXATION.........       11.2      (112.0)    (100.8)       82.0      (166.3)
Taxation..............................       (2.2)       25.7       23.5       (24.6)       38.8
                                           ------      ------     ------      ------    --------
PROFIT/(LOSS) AFTER TAXATION..........        9.0       (86.3)     (77.3)       57.4      (127.5)
Minority interests....................        1.9           -        1.9        (0.3)        3.1
                                           ------      ------     ------      ------    --------
EARNINGS/(LOSS).......................       10.9       (86.3)     (75.4)       57.1      (124.4)
                                           ------      ------
DIVIDEND..............................                             (16.7)      (16.4)      (27.5)
                                                                  ------      ------    --------

RETAINED EARNINGS/(LOSS)..............                             (92.1)       40.7      (151.9)
                                                                  ------      ------    --------

EARNINGS/(LOSS) PER SHARE

Before exceptional items..............                               2.0  p     10.4 p       3.2  c
                                                                  ------      ------    --------

After exceptional items...............                             (13.6) p     10.4 p     (22.5) c
                                                                   ------      ------    --------

DIVIDEND PER SHARE....................                               3.0  p      3.0 p       5.0  c
                                                                  ------      ------    --------

Average number of shares in issue

(millions)............................                             554.1       548.4           -

These results should be read in conjunction with the notes.

----------
*For illustration only, the unaudited consolidated statement of income for the nine months ended September 30, 1998 shown above in US dollars has been translated at the average rate of (pound)1 = US$1.65 and not the convenience translation rate which would be (pound)1 = US$1.70 at September 30, 1998. The average rate has been used for the purposes of providing pro forma results set out in Exhibit 99.3. A summary of the significant adjustments that would be required to restate net income for the nine months ended September 30, 1998 in accordance with US GAAP is set out under "Additional information for US investors."

UNAUDITED CONSOLIDATED BALANCE SHEET

As at September 30, 1998

                                                                              1998       1998
                                                                           -------    -------
                                                                          (pound)m     US $m*
ASSETS EMPLOYED
FIXED ASSETS
Tangible assets..........................................................    209.5      356.2
Associated undertakings..................................................     16.9       28.7
Assets backing retirement contracts......................................    431.7      733.9
Investments..............................................................    205.0      348.5
                                                                          --------   --------
                                                                             863.1    1,467.3
                                                                          --------   --------

CURRENT ASSETS
Debtors..................................................................  2,756.9    4,686.8
Reinsurers' share of technical provisions................................    151.7      257.9
Investments..............................................................     83.0      141.1
Cash and deposits........................................................    502.8      854.7
                                                                          --------   --------
                                                                           3,494.4    5,940.5

CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR........................... (3,160.1)  (5,372.2)
                                                                          --------   --------
NET CURRENT ASSETS.......................................................    334.3      568.3
                                                                          --------   --------
TOTAL ASSETS LESS CURRENT LIABILITIES....................................  1,197.4    2,035.6
                                                                          --------   --------
CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR

Borrowings
Loans and other borrowings...............................................    (84.1)    (142.9)
7.25% Convertible Bonds 2008.............................................    (41.5)     (70.5)
                                                                          --------   --------
                                                                            (125.6)    (213.4)
Other liabilities........................................................    (18.4)     (31.3)
                                                                          --------   --------
                                                                            (144.0)    (244.7)
PROVISIONS FOR LIABILITIES AND CHARGES
Liabilities linked to retirement contracts...............................   (431.1)    (732.9)
Insurance technical provisions...........................................   (264.4)    (449.5)
Other provisions.........................................................   (254.7)    (433.0)
                                                                          --------   --------
                                                                             103.2      175.5

FINANCED BY
SHAREHOLDERS' FUNDS......................................................    105.1      178.7
MINORITY INTERESTS.......................................................     (1.9)      (3.2)
                                                                          --------   --------
NET CAPITAL EMPLOYED.....................................................    103.2      175.5

The balance sheet should be read in conjunction with the notes.

----------
*For illustration only, the unaudited consolidated balance sheet at September 30, 1998 shown above in US dollars has been translated at the period end rate of (pound)1 = US$1.70. A summary of the significant adjustments that would be required to restate shareholders' equity at September 30, 1998 in accordance with US GAAP is set out under "Additional information for US investors."

              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

1.      Basis of preparation

The results for the nine months ended September 30, 1998 have been prepared on the basis of the accounting policies set out in the 1997 annual report.

No adjustments have been made to restate the results or the balance sheet to comply with generally accepted accounting principles in the United States of America (US GAAP).

Additional information for US investors follows the notes.

2.      Exceptional items
        a.   Operating exceptional items      EXPENSES         TAX   EARNINGS
                                              --------    --------   --------
                                              (pound)m    (pound)m   (pound)m
Pension transfer review......................    115.0       (24.0)     (91.0)
Restructuring costs..........................      6.4        (1.7)      (4.7)
                                              --------    --------   --------
                                                 121.4       (25.7)     (95.7)
                                              --------    --------   --------

Restructuring costs relate to certain of the group's European operations.

In 1997, there were no operating exceptional items.

Pension transfer review costs are stated net of (pound)54.0 million of expected recoveries from third parties.

EVENTS (UNAUDITED) SUBSEQUENT TO THE DATE OF THE REPORT OF INDEPENDENT AUDITORS

In October 1994, the Securities and Investments Board (SIB), now known as the Financial Services Authority (FSA), issued its report, PENSION TRANSFERS AND OPT-OUTS, REVIEW OF PAST BUSINESS. Its objective was to secure redress for individuals who between April 29, 1988 and June 30, 1994 were wrongly advised to transfer benefits from, or opt-out of, an occupational pension plan and enter into a personal pension plan, and have thereby suffered actual or potential loss.

Based on criteria and procedures set out in the SIB's report, Sedgwick is required to review pension transfer and opt-out business conducted during the relevant period and to determine whether redress should be made to clients. At that time, the review was required to be conducted only in respect of individuals considered by the SIB to be priority cases. Sedgwick has satisfied the interim targets set by the regulator in this review and expects the review to be completed by December 31, 1998.

On March 12, 1998, the FSA and the Personal Investment Authority (PIA) issued a consultation document on the extension of the review to include non-priority cases.

Based on Sedgwick's experience to date and with reference to the methodology contained in the consultation document, the directors have recognized an exceptional charge in the six months ended June 30, 1998 of (pound)80m and an additional exceptional charge of (pound)35.0m during the third quarter ended September 30, 1998, based on their best estimate of the cost to Sedgwick of completing pension review (assuming expected recoveries from third parties).

It should be noted that the estimated cost of reviewing pensions may be subject to change due to factors which are beyond Sedgwick's control, such as future movements in long-term interest rates, equity markets, response rates, and the precise scope and duration of the review. The "Final Statement of Policy and Final Guidance" has been recently published by the FSA of which certain issues remain under discussion.

In view of the above uncertainties, the group has entered into insurance arrangements specifically to protect it up to (pound)37m in the estimated total cost of completing the review. The cost of this cover is included in the (pound)115.0m exceptional charge recognized in the nine months ended September 30, 1998. In addition, the group has an option to extend this cover at additional cost to give protection of a further (pound)25m. The cost of purchasing this option itself is also included in the exceptional charge. There still remain potential exposures relating to pension review which are excluded from the scope of this policy or may exceed its limits, but based on current information available, management believes that no further material adjustment is required to the provision made through September 30, 1998.

        b. Profit on disposal of business

In January 1998, the group sold its managing agencies based in The Netherlands for NLG 37 million ((pound)11.0 million) realizing a profit on disposal of (pound)9.4 million.

        c. Cessation of insurance underwriting

Cessation of insurance underwriting represents the net amount recognized in respect of the group's insurance underwriting subsidiaries which are in run-off.

3.      Nikols Sedgwick Group

EVENTS (UNAUDITED) SUBSEQUENT TO THE DATE OF THE REPORT OF INDEPENDENT AUDITORS

In December 1998, Sedgwick disposed of its 49% interest in Nikols Sedgwick B.V. following the exercise of the call option by Securfin S.p.A. and Securfin Altrida B.V.

ADDITIONAL INFORMATION FOR US INVESTORS

The results for the nine months ended September 30, 1998 have been prepared in accordance with UK GAAP. Estimates of the effect on the group's net income of applying the significant differences between UK GAAP and US GAAP are set out below.

NET INCOME

                                                               NINE MONTHS
                                                                  ENDED
                                                              SEPTEMBER 30,
                                                            -----------------
                                                                1998     1997
                                                            --------  -------
                                                            (pound)m (pound)m
(LOSS)/EARNINGS REPORTED UNDER UK GAAP.......................  (75.4)    57.1
Adjustments:

Amortization of goodwill and identifiable intangible assets..   (9.8)    (9.1)
Other items..................................................  (32.9)     1.1
Deferred taxation............................................   (4.0)    (2.8)
Deferred taxation on US GAAP adjustments.....................   12.9      1.2
                                                            --------  -------
NET (LOSS)/INCOME IN ACCORDANCE WITH US GAAP................. (109.2)    47.5
                                                            --------  -------
(LOSS)/EARNINGS PER ADS*
Reported under UK GAAP.......................................  (68.1)p   52.1p
                                                            --------  -------
In accordance with US GAAP
Basic........................................................  (98.6)p   43.3p
Diluted**....................................................  (98.6)p   42.7p
                                                            --------  -------

Comparative earnings per ADS figures under US GAAP have been restated in accordance with FAS 128, EARNINGS PER SHARE.

----------

*    Each American Depositary Security (ADS) represents five ordinary shares.

** Options exercisable under Sedgwick's share option schemes could dilute basic earnings per ADS. However, as the options have an anti-dilutive effect on net loss per ADS for the nine months ended September 30, 1998 as Sedgwick had a loss from continuing operations, diluted net loss per ADS is not presented.

SHAREHOLDERS' EQUITY

                                                                           AT
                                                                 SEPTEMBER 30,
                                                                         1998
                                                                 -------------
                                                                     (pound)m
SHAREHOLDERS' FUNDS REPORTED UNDER UK GAAP..........................    105.1
Adjustments:

Goodwill and identifiable intangible assets.........................    211.7
Other items.........................................................   (24.1)
Deferred taxation...................................................     20.5
Deferred taxation on US GAAP adjustments............................      2.8
                                                                     ---------
SHAREHOLDERS' EQUITY IN ACCORDANCE WITH US GAAP.....................    316.0
                                                                     ---------

FORWARD-LOOKING STATEMENTS

Forward-looking statements in this document are made pursuant to the safe-harbor provisions of the US Private Securities Litigation Reform Act of 1995. As a result of, among other things, interest and exchange rate changes, regulatory changes, and competition, actual results may differ materially from those anticipated by, or which may be assumed from, statements made in this document.